ABERDEEN FUNDS

Aberdeen Small Cap Fund

(the “Fund”)

Supplement to the Fund’s Summary Prospectus dated February 27, 2015

(the “Summary Prospectus”)

and the Fund’s Prospectus dated February 27, 2015, as supplemented to date

(the “Prospectus”)

On December 15, 2015, the Board of Trustees of Aberdeen Funds approved a change in the name of the Fund to the Aberdeen U.S. Small Cap Equity Fund and approved a change in the principal investment strategies of the Fund, each effective February 29, 2016.

As a result of the change in principal investment strategies, effective February 29, 2016, the following replaces the first paragraph under the section entitled “Principal Strategies” in the Summary Prospectus and the section entitled “Summary — Aberdeen Small Cap Fund — Principal Strategies” in the Prospectus:

As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. small-cap companies. A company is considered to be a U.S. company if Fund management determines that the company meets one or more of the following criteria: the company

•                  is organized under the laws of, or has its principal office in the United States;

•                  has its principal securities trading market in the United States;

•                  alone or on a consolidated basis derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in the United States; and/or

•                  issues securities denominated in the currency of the United States.

Also effective February 29, 2016, the following replaces the last sentence of the second paragraph under the section entitled “Principal Strategies” in the Summary Prospectus and the section entitled “Summary — Aberdeen Small Cap Fund — Principal Strategies” in the Prospectus:

If the Fund changes its 80% investment policy it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the U.S. Small Cap Equity Fund.

Please retain this Supplement for future reference.

This Supplement is dated December 30, 2015.